ASSET PURCHASE AGREEMENT
                            ------------------------

THIS AGREEMENT made the 7th day of October, 2003, by and between the Seller, DYNAMIC MATERIALS CORPORATION, a Delaware Corporation, of 5405 Spine Road, Boulder, Colorado 80301, ("DMC"), and the Purchaser, SILVERTIP, L.L.C., a Michigan limited liability company,of 5195 Hampton Place, Saginaw, Michigan 48604 ("Buyer"). DMC and Buyer may also be collectively referred to as "the parties".

1. Assets to Be Purchased. DMC agrees to sell to Buyer and Buyer agrees to purchase from DMC, all of the following property, assets and rights utilized in the business commonly known as Precision Machined Products (the "Business"), wherever located: all personal and fixture property of every kind and nature, including, without limitation, all goods (including equipment and any replacements and accessions thereto) and insurance claims and proceeds and use of the trade name "Precision Machined Products" (it being understood that DMC has not registered the trade name Precision Machined Products and makes no representations or warranties of any kind with respect to the use of such trade name); provided, however, that inventory, cash and accounts receivable are specifically excluded and further, provided, that the parties agree that Buyer is not acquiring any interest in equipment leased by DMC and used in the Business (all of the foregoing assets used in the Business being transferred to Buyer are hereinafter referred to collectively as the "Assets"). The Assets will be more fully described on Exhibit A annexed hereto, to be updated no later than twenty (20) days after closing.

2. Purchase Price/Terms of Payment. The purchase price for the Assets shall be FIVE HUNDRED EIGHTY THOUSAND DOLLARS ($580,000.00). At close, Buyer shall execute and deliver to DMC, a Promissory Note (the "Note") for the full purchase price, which Note shall provide as follows:

       Interest Rate:                          2 1/2% per annum for the first
                                               six months, thereafter,
                                               5% per annum
       Note Term:                              2-1/2 years (30 months)
       Interest & Payment Commencement Date:   Interest only for the first six
                                               months payable monthly in
                                               arrears, thereafter principal
                                               and interest payable monthly
                                               in arrears
       Monthly Payment of Principal:           $17,500 (months 6 through 29)
       Balloon Payment:                        $160,000 (month 30)

Interest shall accrue on the outstanding balance of the Note and shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, all as more fully provided for in the Note. Buyer shall be responsible for payment of all applicable sales and use taxes. The Note shall be secured by a Security Agreement and UCC-1 Financing Statement covering all Assets, other than inventory. Buyer shall have the right to sell any of the Assets during the Note term with the prior written consent of DMC; provided however, that all proceeds of sale are applied to the outstanding amount due under the Note and provided, further, that the proceeds of sale are at least equal to the fair market value of the Assets being sold as determined by DMC in its sole discretion. Buyer shall have the right to further pledge the Assets for security to third parties with the prior written consent of DMC; provided however, that DMC shall retain a first position and any such third party shall be required to enter into an intercreditor and subordination agreement in form and substance satisfactory to DMC.

"AS IS" Sale of Assets. BUYER REPRESENTS THAT BUYER INSPECTED THE ASSETS AND AGREES THAT EXCEPT, AS EXPRESSLY SET FORTH BELOW WITH RESPECT TO TITLE , DMC HAS NOT MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING (WITHOUT LIMITATION) THE SUITABILITY OF SUCH ASSETS, THEIR DURABILITY,


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THEIR FITNESS FOR ANY PARTICULAR PURPOSE, THEIR MERCHANTABILITY, THEIR
CONDITION, THEIR CAPACITY, THEIR OPERATION, THEIR PERFORMANCE, THEIR DESIGN, THEIR MATERIALS, THEIR WORKMANSHIP AND/OR THEIR QUALITY. BUYER IS PURCHASING THE ASSETS "AS IS". DMC SHALL NOT BE LIABLE TO BUYER FOR ANY LOSS, DAMAGE, INJURY OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY ASSET SOLD UNDER THIS AGREEMENT OR THE USE OR MAINTENANCE THEREOF OR ANY DEFECT THEREIN, THE FAILURE OF OPERATION THEREOF, OR ANY REPAIR, SERVICE OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED, INCLUDING (WITHOUT LIMITATION) ANY LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL DMC BE LIABLE FOR ANY DAMAGES WHICH MAY BE ASSESSED AGAINST BUYER IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES PATENT, TRADEMARK OR COPYRIGHT. DMC MAKES NO WARRANTY AS TO THE TREATMENT OF THIS AGREEMENT FOR TAX OR ACCOUNTING PURPOSES. DMC MAKES NO WARRANTY AS TO THE COMPLIANCE OF THE ASSETS WITH APPLICABLE GOVERNMENT REGULATIONS OR REQUIREMENTS.

Buyer acknowledges that the business is currently operated on premises leased from a third party located at 1017 Smithfield Drive, Fort Collins, Colorado 80524, which lease is prepaid through and expires on November 30, 2003. In consideration of the sum of ONE DOLLAR ($1.00) paid to DMC by Buyer, Buyer shall have the right to occupy the leased premises through November 30, 2003, and be entitled to all other rights and privileges granted DMC under the lease arrangement; provided, however, that it shall be the responsibility of Buyer to obtain the written consent of the landlord to the occupation and use of the leased premises by Buyer. All obligations and duties under the lease arrangement shall remain the responsibility of DMC, excepting however, utilities and insurance from date of close through November 30, 2003, which shall be assumed by Buyer and further excepting that Buyer shall assume all responsibility and obligations with regard to the environmental condition of the leased premises as of the date of close.

3. Representations, Warranties and Covenants of DMC. DMC represents and warrants the following to be true:



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                      a) Corporate. DMC has the power and authority to perform
                      its obligations under this Agreement, which shall be binding upon and enforceable against DMC in accordance with its terms. DMC is a duly organized Delaware Corporation, validly existing and in good standing under the laws of the State of Delaware, and is validly authorized to conduct business in Delaware and to consummate the transaction contemplated by this Agreement. DMC has the power to own its property and to carry on its business as and where its business is now conducted.

                      b) Title. DMC has good and marketable title to the Assets except for liens in favor of Wells Fargo Business Credit which liens shall be released as soon as practicable. DMC, for itself and its successors and assigns, covenants and agrees to and with Buyer to warrant and defend both title to the Assets and the sale of the Assets conveyed hereunder against all and every person whomever.

                      c) Absence of Liens. DMC represents and warrants that the Assets conveyed hereunder are free and clear of all liens, encumbrances, and third-party interests, except liens in favor of Wells Fargo Business Credit.

                      d) Violation/Breach. The execution and/or performance of this Agreement, or any other documents to be executed in accordance herewith, will not violate in any material respect any laws, statutes, local ordinances, state or federal regulations, court or administrative orders or rulings applicable to DMC, nor is the execution and/or performance of this Agreement, or any other documents to be executed in accordance herewith, in violation of any material condition or material restriction in effect for any for material financing ormaterial loan document, whether secured or unsecured to which DMC is a party or by which DMC is bound.

                      e) Environmental Report. DMC has delivered to Buyer a copy of the Report of a Phase I Environmental Site Assessment prepared for Precision Machine Products and dated October, 1998.

4. Representations, Warranties and Covenants of Buyer. Buyer makes the following representations, warranties and covenants:


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                      a) Name . Buyer is a validly existing limited liability
                      company duly organized under the laws of the State of Michigan. Buyer will qualify to do business in the State of Colorado within twenty (20) days of the date hereof. Buyer agrees to give DMC at least twenty (20) days' prior written notice of any change of its name, address, or state of organization.

                      b) Authority. Buyer the power and authority to own its assets, to conduct its business as now being conducted and to perform its obligations under this Agreement, which shall be binding upon and enforceable against Buyer accordance with its terms. Buyer is authorized to consummate the transaction contemplated by this Agreement, to deliver this Agreement and the documents and instruments to be delivered herewith.

                      c) Location of Assets. Buyer hereby represents that the Assets shall be owned by it and held at the leased premises located at 1017 Smithfield Drive, Fort Collins, Colorado 80524. Buyer agrees to give DMC at least twenty (20) days' prior written notice of any change in the ownership or location of the Assets.

                      d) Solvency. Buyer hereby represents and warrants that it is solvent as of the date hereof and, after giving effect to the transactions contemplated by this Agreement, will be solvent, will have assets in excess of liabilities and will be generally able to pay its debts as they become due in the ordinary course.

                      e) Violation/Breach. The execution and/or performance of this Agreement, or any other documents to be executed in accordance herewith, will not violate in any material respect any laws, statutes, local ordinances, state or federal regulations, court or administrative orders or rulings applicable to Buyer, nor is the execution and/or performance of this Agreement, or any other documents to be executed in accordance herewith, in violation of any material condition or material restriction in effect for any for material financing or material loan document, whether secured or unsecured to which Buyer is a party or by which Buyer is bound.

5. Close/Closing Documents/Possession. Close shall take place at a place mutually agreed upon by the parties, on or before October 7, 2003. At close, each party shall execute and deliver to the appropriate party or entity, any and all documents required to consummate the transaction contemplated by this Agreement, to include, but not by way of limitation, Bill of Sale, Note, Security Agreement, UCC-1 Financing Statement, Resolution(Buyer), Corporate Resolution (DMC), Certificate of Good Standing (DMC), and applicable sales tax forms. Possession of the Assets shall be given to Buyer immediately following close. All risk of loss shall be borne by DMC until final sale is closed, and thereafter by Buyer, provided however, that Buyer shall, at his sole discretion, have the right to terminate this Agreement, upon notice to DMC, if the Assets are materially damaged at any time prior to close, and, prior to close the damage cannot reasonably be repaired upon payment of the sums available by insurance settlement.

6. Right to Assign. This Agreement and the covenants herein contained shall be binding upon and inure to the benefit of the parties and their respective heirs, administrators, representatives, successors, and assigns; provided, however, that Buyer may not assign this Agreement without the prior written consent of DMC, which consent shall not be unreasonably withheld.

7. Representations, Warranties and Covenants to Survive Close. Except to the extent that the rights and duties of the parties are altered by the documents executed at time of close, the agreement of the parties with respect to all matters addressed in this Agreement shall survive close.


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8. Default. In the event either DMC or Buyer shall default in the performance of their obligations herein, the non-defaulting party may: (a) specifically enforce the terms hereof; and (b) pursue such other remedies as are available at law. All rights shall be cumulative.

9. Notices. Except for any notice required under applicable law to be given in another manner, any notice or demand required or permitted to be given pursuant to this Agreement shall be deemed effective only if in writing and delivered either personally or by certified mail, postage fully prepaid, return receipt requested, or by ordinary mail with proof of mailing, to the appropriate party at the addresses listed on page one (1) of this Agreement, or to such other address as may be designated by any party, from time to time, in writing and in conformity with the terms of this Section. Additionally, a copy of any notice to Buyer shall also be furnished to James J. Shinners of Shinners & Cook, P.C., Attorneys at Law, 5195 Hampton Place, Saginaw, Michigan 48604-9576, via regular first-class mail.

10. Covenant of Further Assurances. The parties covenant, each with the other, and their respective heirs, administrators, representatives, successors, and assigns, that each party shall, at any time and at all times hereafter, upon reasonable request, make, do, execute and/or deliver all such other and further reasonable assurances, acts, deeds, documentation, and things as in the opinion of competent counsel may be necessary or proper to effectuate the intentions of the parties and complete this transaction.

11. General Construction/Miscellaneous. This Agreement and all other documentation executed in accordance herewith shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Michigan. The individual executing this Agreement on behalf of DMC represents that he is authorized to execute this Agreement and bind the Corporation. Words of any gender shall be held to include the other gender and the words in the singular number shall be held to include the plural when the context so requires. Unless the context clearly indicates to the contrary, time shall be deemed to be of the essence in the interpretation of this Agreement. In the event the time for performance of any act falls on a Saturday, Sunday, or legal holiday, the time for performance shall be extended through the next business day. Section titles have been utilized for convenience and are not part of this Agreement or interpretive of any of its language or intent. This Agreement, together with Exhibit A, the Bill of Sale, Note and Security Agreement, sets forth the entire agreement of the parties on the subjects contained herein. All prior agreements between the parties on those subjects have been merged herein. Each party acknowledges that they have not agreed to, or relied on any representation, inducement, or condition not expressly set forth in this Agreement, Exhibit A, the Bill of Sale, Note and Security Agreement. No modification of this Agreement shall be effective unless in writing and executed by all parties. The invalidation or unenforceability of one or more of the provisions of this Agreement shall not affect the validity of the remaining provisions. No provision of this Agreement shall be interpreted for or against any party because that party or that party's legal representative drafted the Agreement or its provisions.


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IN WITNESS WHEREOF, this Asset Purchase Agreement has been executed the day and year first written.

Witnesses:                           Signed and Sealed:

                                     DYNAMIC MATERIALS CORPORATION, a Delaware
                                     Corporation, Seller

---------------------------          By:   RICHARD A. SANTA
(As To Seller Only)                  Its:  Vice President, Secretary, and Chief
                                           Financial Officer

---------------------------          SILVERTIP, L.L.C., a
(As To Seller Only)                  Michigan Limited Liability Corporation

---------------------------
(As To Purchaser Only)               ------------------------------------------
                                      By:   R. James Paas
                                      Its:   Member


---------------------------
(As To Purchaser Only)




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